EXHIBIT 10.2
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS
     FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Amendment”) is dated as of June 30, 2011, and entered into by and between Cooper Creek Village, LLC, a Kentucky limited liability company (“Seller”), and Steadfast Asset Holdings, Inc., a California corporation (“Buyer”).
RECITALS
     WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement with Joint Escrow Instructions dated as of June 24, 2011 (the “Purchase Agreement”).
     WHEREAS, Seller and Buyer desire to modify the Purchase Agreement as set forth in this Amendment.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Due Diligence Expiration Date. The definition of the term “Due Diligence Period” in Section 6.4 of the Purchase Agreement is hereby amended by deleting “June 30, 2011” and inserting “July 8, 2011” in lieu thereof.
     2. Title Objection Period. Pursuant to Section 6.3.1 of the Purchase Agreement, Buyer gave a Title Objection Notice on June 28, 2011. The definition of the term “Seller’s Cure Period” in Section 6.3.1 of the Purchase Agreement is hereby amended by deleting “fifteen (15) days following Seller’s receipt of the Title Objection Notice “ and inserting “July 6, 2011” in lieu thereof.
     3. Miscellaneous.
          a. Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
          b. Partial Invalidity. If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

          c. No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.
          d. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
          e. Entire Agreement; No Other Modification. This Amendment is the final expression of, and contains the entire agreement among, the parties hereto with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed each party hereto. Except as expressly modified by this Amendment, all terms and conditions of the Purchase Agreement, together with any and all exhibits thereto, shall remain unmodified and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control.
          f. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. A signature scanned and sent by facsimile and/or e-mail shall be binding as an original signature.
<Signatures follow on next page(s)>

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.
SELLER:
Cooper Creek Village, LLC,
a Kentucky limited liability company

By:	/s/ Donald J. Cook
	Name:	Donald J. Cook
	Its:	President

BUYER:
Steadfast Asset Holdings, Inc.,
a California corporation

By:	/s/ Rodney F. Emery
	Name:	Rodney F. Emery
	Its:	CEO/President

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